TECO ENERGY, INC.                 Exhibit 24.2

               Transcript from Records of Board of Directors

                              January 17, 1995

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          R E S OLVED,  that  the  preparation  and  filing  with  the
     Securities and Exchange Commission of an Annual Report on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, including any required exhibits thereto and containing the information required by such form and any additional information as the officers of the Corporation, with the advice of counsel, deem necessary, advisable or appropriate are hereby authorized and approved; that the Chairman of the Board, President, any Vice President and the Treasurer of the Corporation be, and each of them acting singly hereby is, authorized for and in the name and on behalf of the Corporation to execute said Annual Report and cause it to be filed with the Securities and Exchange Commission; and that the execution thereof by the directors and certain officers of the Corporation as required by the Securities
     Exchange Act of 1934, as amended, be and is hereby authorized; provided, however, that the officers referred to above and the directors of the Corporation be, and each of them hereby is, authorized to execute said Annual Report through or by A. D. Oak,
     D. R. Pokross, Jr. or R. H. Kessel, or any of them, as duly authorized attorneys pursuant to a Power of Attorney in such form as shall be approved by the Corporation's general counsel.

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     I,  R.  H.  KESSEL, hereby certify that I am Secretary of TECO Energy,

Inc.  (the  "Corporation"),  a  Florida corporation, and there is above set forth  a  true,  correct  and  complete  copy  of a certain resolution duly adopted  by the Board of Directors of said Corporation at a Regular Meeting of  said  Board  convened  and  held on January 17, 1995 at which meeting a quorum for the transaction of business was present and acting throughout.

     I  further  certify that said resolution has not been altered, amended or rescinded and that the same is now in full force and effect.

     WITNESS  my  hand  and  the  seal  of the Corporation this 22nd day of

January, 1995.



                                                /s/ R. H. Kessel
                                              Secretary
                                          TECO ENERGY, INC.
(CORPORATE SEAL)

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